UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2017
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On December 8, 2017, SUPERVALU INC. (“Supervalu”) completed the acquisition of Associated Grocers of Florida, Inc. (“AG”), pursuant to the terms of the previously announced Agreement and Plan of Merger dated October 17, 2017 (the “Merger Agreement”) by and among Supervalu, Gator Merger Sub Inc., a wholly owned subsidiary of Supervalu (“Merger Sub”), and AG. Supervalu acquired AG in a transaction valued at approximately $193 million.
At the closing of the transaction, Merger Sub merged with and into AG. As a result of the transaction, AG became a wholly owned subsidiary of Supervalu and the shares of AG were converted into the right to receive cash consideration from Supervalu.
The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Quarterly Report on Form 10‑Q for the quarter ended September 9, 2017 filed by Supervalu with the Securities and Exchange Commission on October 18, 2017.
Item 8.01.    Other Events.
On December 8, 2017, Supervalu issued a press release announcing the completion of the acquisition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
In accordance with Item 9.01(a)(4), the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than February 23, 2018, the last business day within 71 calendar days after the required filing date for the relevant items of this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
Pursuant to Item 9.01(b)(2), the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than February 23, 2018, the last business day within 71 calendar days after the required filing date for the relevant items of this Current Report on Form 8-K.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of SUPERVALU INC., dated December 8, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 11, 2017

SUPERVALU INC.

By: /s/ Stuart D. McFarland

Stuart D. McFarland
Senior Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of SUPERVALU INC., dated December 8, 2017.